    As filed with the Securities and Exchange Commission on January 30, 2002

                                                      Registration No. 333-55228
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            POST-EFFECTIVE AMENDMENT
                                     NO. 1
                                       TO
                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                           NEW UNITEDGLOBALCOM, INC.
             (Exact name of Registrant as specified in its charter)

                     DELAWARE                                           84-1602895
           (State or other jurisdiction                              (I.R.S. Employer
         of incorporation of organization)                          Identification No.)

                           NEW UNITEDGLOBALCOM, INC.
                      4643 SOUTH ULSTER STREET, SUITE 1300
                             DENVER, COLORADO 80237
                                 (303) 770-4001
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                             ---------------------

                                MICHAEL T. FRIES
                                   PRESIDENT
                      4643 SOUTH ULSTER STREET, SUITE 1300
                             DENVER, COLORADO 80237
                                 (303) 770-4001
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

      GARTH B. JENSEN, ESQ.           ROBERT W. MURRAY JR., ESQ.        ELIZABETH M. MARKOWSKI, ESQ.
    HOLME ROBERTS & OWEN LLP                BAKER BOTTS LLP               LIBERTY MEDIA CORPORATION
    1700 LINCOLN, SUITE 4100              599 LEXINGTON AVE.               12300 LIBERTY BOULEVARD
     DENVER, COLORADO 80203            NEW YORK, NEW YORK 10022           ENGLEWOOD, COLORADO 80112
         (303) 861-7000                     (212) 705-5000                     (720) 875-5400

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement and all other conditions under the merger agreement (described in the proxy statement/prospectus herein) are satisfied or waived.

                             ---------------------

    If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If any of the securities being registered on this form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

                             ---------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               PART II -- INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) The following is a complete list of Exhibits filed as part of this Registration Statement, which are incorporated herein:

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
   2.1   Amended and Restated Agreement and Plan of Restructuring and
         Merger, dated December 31, 2001, by and among United, New
         United, Merger Subsidiary, Liberty, LMINT, Liberty Global,
         and each Person indicated as a "Founder" on the signature
         pages thereto (the "Merger Agreement").*
   2.2   Amended and Restated United/New United Merger Agreement,
         dated December 31, 2001, by and among United, New United,
         and Merger Subsidiary.*
   3.1   Restated Certificate of Incorporation of the Registrant.*
   3.2   Bylaws of the Registrant.*
   4.1   Specimen of Class A Common Stock certificate of the
         Registrant.*
   4.2   Indenture dated as of February 5, 1998 between United and
         Firstar Bank of Minnesota N.A.(1)
   4.3   Indenture dated as of July 30, 1999, between UPC and
         Citibank N.A., as Trustee, with respect to UPC 10.875%
         Senior Notes.(6)
   4.4   Indenture dated as of July 30, 1999, between UPC and
         Citibank N.A., as Trustee, with respect to UPC 12.5% Senior
         Discount Notes.(6)
   4.5   Indenture dated as of October 29, 1999, between UPC and
         Citibank N.A., as Trustee, with respect to UPC 10.875%
         Senior Notes.(7)
   4.6   Indenture dated as of October 29, 1999, between UPC and
         Citibank N.A., as Trustee, with respect to UPC 11.25% Senior
         Notes.(7)
   4.7   Indenture dated as of October 29, 1999, between UPC and
         Citibank N.A., as Trustee, with respect to UPC 13.375%
         Senior Discount Notes.(7)
   4.8   Indenture dated as of January 20, 2000, between UPC and
         Citibank N.A., as Trustee with respect to 11 1/2% Senior
         Notes due 2010.(8)
   4.9   Indenture dated as of January 20, 2000, between UPC and
         Citibank N.A., as Trustee with respect to 11 1/4% Senior
         Notes due 2010.(8)
   4.10  Indenture dated as of January 20, 2000, between UPC and
         Citibank N.A., as Trustee with respect to 13 3/4% Senior
         Discount Notes due 2010.(8)
   5.1   Opinion of Holme Roberts & Owen LLP regarding the legality of the securities being issued.*
   8.1   Opinion of Arthur Andersen LLP in connection with tax
         matters.
  10.1   Form of Series E Convertible Preferred Stock Subscription
         Agreement.*
  10.2   [Omitted.]
  10.3   Form of Founders Agreement with respect to New United.*
  10.4   Form of Founders Agreement with respect to United.*
  10.5   Form of Stockholders Agreement (attached as Exhibit 7.7 to the Merger Agreement).*
  10.6   Form of Voting Agreement (attached as Exhibit 7.8 to the
         Merger Agreement).*
  10.7   Form of Agreement regarding Old United (attached as Exhibit
         7.9 to the Merger Agreement).*
  10.8   Form of New United Covenant Agreement (attached as Exhibit
         7.9(A) to the Merger Agreement).*
  10.9   Form of Standstill Agreement (attached as Exhibit 7.10 to
         the Merger Agreement).*
  10.10  Form of Registration Rights Agreement.*
  10.11  Form of Exchange Agreement.*

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
  10.12  Loan Agreement dated as of May 25, 2001, among Belmarken
         Holding B.V. and UPC as obligors and UPC Internet Holding
         B.V. as guarantor and Liberty-Belmarken, Inc. as Lender.(2)
  10.13  Registration Rights Agreement dated as of May 25, 2001, between UPC and Liberty-Belmarken, Inc.(2)
  10.14  1993 Stock Option Plan of United, amended and restated
         effective June 1, 2001.*
  10.15  Amendment to 1993 Stock Option Plan of United.*
  10.16  Stock Option Plan for Non-Employee Directors of United.(4)
  10.17  Stock Option Plan for Non-Employee Directors of United,
         effective March 20, 1998.(5)
  10.18  Amendment to Stock Option Plan for Non-Employee Directors of
         United, effective March 20, 1998.*
  10.19  Euro 4.0 billion Senior Secured Credit Facility for UPC
         Distribution Holding B.V. and UPC Financing Partnership,
         dated October 26, 2000, with Chase Manhattan Bank and
         Toronto Dominion Bank.(6)
  10.20  Credit Agreement dated as of April 28, 1999, among UIH Chile
         Holding S.A., the subsidiary guarantors named therein,
         Toronto Dominion (Texas), Inc., TD Securities (USA), Inc.
         and Citibank, N.A.(3)
  10.21  Promise Agreement entered into as of October 15, 1998, among
         UIH Latin America, Inc., VTR S.A. and Compania Nacional de
         Telefonos, Telefonica del Sur S.A.(3)
  10.22  Amended and Restated Securities Purchase and Conversion
         Agreement dated as of December 1, 1997, by and among Philip
         Media B.V., Philips Media Network B.V., UnitedGlobalCom,
         Inc., Joint Venture, Inc. and United and Philips
         Communications B.V.(9)
  10.23  Share Exchange Agreement, dated as of March 9, 2000, by and between UPC and the shareholders named therein.(10)
  10.24  Share Purchase Agreement between the Sellers represented by
         EQT Scandinavia Limited and UPC.(6)
  10.25  Share Purchase Agreement, dated February 2, 2000, among
         Eneco Wed-Activiteiten B.V., N.V. Eneco, UPC Nederland N.V.,
         Belmarken Holding B.V. and UPC.(11)
  10.26  Consulting Agreement dated June 1, 1995, between United and
         Mark L. Schneider.(12)
  10.27  Replacement Promissory Note (Purpose Credit) dated November
         22, 2000 of John F. Riordan in favor of United International
         Properties, Inc. ("UIPI").(13)
  10.28  Replacement Promissory Note (Non-Purpose Credit) dated
         November 22, 2000 of John F. Riordan in favor of UIPI.(13)
  10.29  Promissory Note (Non-Purpose Credit) dated January 29, 2001 of John F. Riordan in favor of UIPI.(13)
  10.30  Promissory Note (Non-Purpose Credit) dated April 4, 2001 of
         John F. Riordan in favor of UIPI.(13)
  10.31  Letter Agreement (Purpose Credit) dated May 16, 2001 among
         United, UIPI and John F. Riordan.(13)
  10.32  Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among United, UIPI and John F. Riordan.(13)
  10.33  Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, Austar United and John F. Riordan.(13)
  10.34  Letter Agreement (Purpose Credit) dated May 16, 2001 among
         UIPI, UPC and John F. Riordan.(13)
  10.35  Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, UPC and John F. Riordan.(13)
  10.36  Letter Agreement (Purpose Credit) dated May 16, 2001 among
         UIPI, chello broadband and John F. Riordan.(13)

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
  10.37  Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, chello broadband and John F. Riordan.(13)
  10.38  Replacement Promissory Note (Purpose Credit) dated November
         22, 2000 of Mark L. Schneider in favor of UIPI.(13)
  10.39  Replacement Promissory Note (Purpose Credit) dated December
         21, 2000 of Mark L. Schneider in favor of UIPI.(13)
  10.40  Replacement Promissory Note (Purpose Credit) dated November
         22, 2000 of The MLS Family Partnership LLLP in favor of
         UIPI.(13)
  10.41  Replacement Promissory Note (Purpose Credit) dated December
         21, 2000 of The MLS Family Partnership LLLP in favor of
         UIPI.(13)
  10.42  Replacement Guaranty for Purpose Credit dated November 22,
         2000 of Mark L. Schneider in favor of UIPI with respect to
         The MLS Family Partnership LLLP November 22, 2000 Promissory
         Note (Purpose Credit).(13)
  10.43  Replacement Guaranty for Purpose Credit dated December 21,
         2000 of Mark L. Schneider in favor of UIPI with respect to
         The MLS Family Partnership LLLP December 21, 2000 Promissory
         Note (Purpose Credit).(13)
  10.44  Letter Agreement dated May 16, 2001 among the United, UIPI and Mark L. Schneider.(13)
  10.45  Letter Agreement dated May 16, 2001 among UIPI, UPC and Mark
         L. Schneider.(13)
  10.46  Letter Agreement dated May 16, 2001 among UIPI, chello broadband and Mark L. Schneider.(13)
  10.47  Promissory Note dated September 2, 1999 of Mark L. Schneider in favor of UIPI (unless previously filed with the SEC).(13)
  10.48  Loan Agreement dated September 2, 1999 by and between UIPI and Mark L. Schneider (unless previously filed with the
         SEC).(13)
  10.49  Replacement Promissory Note (Purpose Credit) dated November
         22, 2000 of Michael T. Fries in favor of UIPI.(13)
  10.50  Replacement Promissory Note (Purpose Credit) dated November
         22, 2000 of The Fries Family Partnership LLLP in favor of
         UIPI.(13)
  10.51  Replacement Promissory Note (Non-Purpose Credit) dated
         November 22, 2000 of The Fries Family Partnership LLLP in
         favor of UIPI.(13)
  10.52  Replacement Guaranty for Purpose Credit dated November 22,
         2000 of Michael T. Fries in favor of UIPI with respect to
         The Fries Family Partnership LLLP November 22, 2000
         Promissory Note (Purpose Credit).(13)
  10.53  Replacement Guaranty for Non-Purpose Credit dated November
         22, 2000 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP November 22, 2000
         Promissory Note (Non-Purpose Credit).(13)
  10.54  Replacement Promissory Note (Purpose Credit) dated December
         21, 2000 of Michael T. Fries in favor of UIPI.(13)
  10.55  Replacement Promissory Note (Purpose Credit) dated December
         21, 2000 of The Fries Family Partnership LLLP in favor of
         UIPI.(13)
  10.56  Replacement Promissory Note (Non-Purpose Credit) dated
         December 21, 2000 of The Fries Family Partnership LLLP in
         favor of UIPI.(13)
  10.57  Replacement Guaranty for Purpose Credit dated December 21,
         2000 of Michael T. Fries in favor of UIPI with respect to
         The Fries Family Partnership LLLP December 21, 2000
         Promissory Note (Purpose Credit).(13)
  10.58  Replacement Guaranty for Non-Purpose Credit dated December
         21, 2000 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP December 21, 2000
         Promissory Note (Non-Purpose Credit).(13)
  10.59  Promissory Note (Purpose Credit) dated April 4, 2001 of The
         Fries Family Partnership LLLP in favor of UIPI.(13)

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
  10.60  Promissory Note (Non-Purpose Credit) dated April 4, 2001 of
         The Fries Family Partnership LLLP in favor of UIPI.(13)
  10.61  Guaranty for Purpose Credit dated April 4, 2001 of Michael
         T. Fries in favor of UIPI with respect to The Fries Family
         Partnership LLLP April 4, 2001 Promissory Note (Purpose
         Credit).(13)
  10.62  Guaranty for Non-Purpose Credit dated April 4, 2001 of
         Michael T. Fries in favor of UIPI with respect to The Fries
         Family Partnership LLLP April 4, 2001 Promissory Note
         (Non-Purpose Credit).(13)
  10.63  Promissory Note (Purpose Credit) dated June 25, 2001 of
         Michael T. Fries in favor of UIPI.(13)
  10.64  Promissory Note (Purpose Credit) dated June 25, 2001 of The
         Fries Family Partnership LLLP in favor of UIPI.(13)
  10.65  Promissory Note (Non-Purpose Credit) dated June 25, 2001 of
         The Fries Family Partnership LLLP in favor of UIPI.(13)
  10.66  Letter Agreement (Purpose Credit) dated May 16, 2001 among
         United, UIPI and Michael T. Fries.(13)
  10.67  Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among United, UIPI and Michael T. Fries.(13)
  10.68  Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, UPC and Michael T. Fries.(13)
  10.69  Letter Agreement (Non-Purpose Credit) dated May 16, among
         UIPI, chello broadband and Michael T. Fries.(13)
  10.70  Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, Austar United and Michael T. Fries.(13)
  10.71  Letter Agreement (Purpose Credit) dated June 25, 2001 among
         United, UIPI, New United, Michael T. Fries and The Fries
         Family Partnership LLLP.(13)
  23.1   The consent of Holme Roberts & Owen LLP is included as part of Exhibit 5.1.*
  23.2   Consent of Independent Public Accountants -- Arthur Andersen
         LLP (New United).*
  23.3   Consent of Independent Public Accountants -- Arthur Andersen
         LLP (United).*
  99.1   Proxy Card for United Class A common stock.*
  99.2   Proxy Card for United Class B common stock.*

---------------

  * Previously filed.

 (1) Incorporated by reference from United's Form S-4 filed on March 3, 1998 (File No. 333-47245).

 (2) Incorporated by reference from UPC's Form 8-K dated May 29, 2001. (File No. 000-25365).

 (3) Incorporated by reference from United's Form 8-K dated April 29, 1999 (File No. 000-21974).

 (4) Incorporated by reference from Amendment No. 2 to United's Registration Statement on Form S-1 filed with the Commission on July 19, 1993 (File No. 33-61376).

 (5) Incorporated by reference from United's Form 10-K for the year ended December 31, 1999 (File No. 000-21974).

 (6) Incorporated by reference from UPC's Report on Form 10-Q for the quarter ended September 30, 2000 (File No. 000-25365).

 (7) Incorporated by reference from UPC's Report on Form 10-Q for the quarter ended September 30, 1999 (File No. 000-25365).

 (8) Incorporated by reference from UPC's Form 10-K for the year ended December 31, 1999 (File No. 000-25365).

 (9) Incorporated by reference from United's Form 8-K dated December 11, 1997 (File No. 000-21974).

(10) Incorporated by reference from UPC's Form 8-K dated March 9, 2000 (File No. 000-25365).

(11) Incorporated by reference from UPC's Form 8-K dated February 3, 2000 (File No. 000-25365).

(12) Incorporated by reference from Amendment No. 6 to UPC's Registration Statement on Form S-1 dated February 4, 1999 (File No. 333-67895).

(13) Incorporated by reference from United's Form 10-Q for the quarter ended June 30, 2001 (File No. 000-21974).

(b) The financial statement schedules of United and New United that are required to be furnished are attached to the Proxy Statement/Prospectus included in this Registration Statement.

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this post-effective amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on January 30, 2002.

                                            New UnitedGlobalCom, Inc.

                                            By:    /s/ MICHAEL T. FRIES
                                              ----------------------------------
                                                       Michael T. Fries
                                                          President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                /s/ GENE W. SCHNEIDER                  Director, Chairman & CEO      January 30, 2002
-----------------------------------------------------
                  Gene W. Schneider

                /s/ MICHAEL T. FRIES                   Director and President        January 30, 2002
-----------------------------------------------------
                  Michael T. Fries

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------

   2.1   Amended and Restated Agreement and Plan of Restructuring and
         Merger, dated December 31, 2001, by and among United, New
         United, Merger Subsidiary, Liberty, LMINT, Liberty Global, and each Person indicated as a "Founder" on the signature pages thereto (the "Merger Agreement").*
   2.2 Amended and Restated United/New United Merger Agreement, dated December 31, 2001, by and among United, New United, and Merger Subsidiary.*
   3.1   Restated Certificate of Incorporation of the Registrant.*
   3.2   Bylaws of the Registrant.*
   4.1   Specimen of Class A Common Stock certificate of the
         Registrant.*
   4.2   Indenture dated as of February 5, 1998 between United and
         Firstar Bank of Minnesota N.A.(1)
   4.3   Indenture dated as of July 30, 1999, between UPC and
         Citibank N.A., as Trustee, with respect to UPC 10.875%
         Senior Notes.(6)
   4.4   Indenture dated as of July 30, 1999, between UPC and
         Citibank N.A., as Trustee, with respect to UPC 12.5% Senior
         Discount Notes.(6)
   4.5   Indenture dated as of October 29, 1999, between UPC and
         Citibank N.A., as Trustee, with respect to UPC 10.875%
         Senior Notes.(7)
   4.6   Indenture dated as of October 29, 1999, between UPC and
         Citibank N.A., as Trustee, with respect to UPC 11.25% Senior
         Notes.(7)
   4.7   Indenture dated as of October 29, 1999, between UPC and
         Citibank N.A., as Trustee, with respect to UPC 13.375%
         Senior Discount Notes.(7)
   4.8   Indenture dated as of January 20, 2000, between UPC and
         Citibank N.A., as Trustee with respect to 11 1/2% Senior
         Notes due 2010.(8)
   4.9   Indenture dated as of January 20, 2000, between UPC and
         Citibank N.A., as Trustee with respect to 11 1/4% Senior
         Notes due 2010.(8)
   4.10  Indenture dated as of January 20, 2000, between UPC and
         Citibank N.A., as Trustee with respect to 13 3/4% Senior
         Discount Notes due 2010.(8)
   5.1 Opinion of Holme Roberts & Owen LLP regarding the legality of the securities being issued.*
   8.1 Opinion of Arthur Andersen LLP in connection with tax matters.
  10.1   Form of Series E Convertible Preferred Stock Subscription
         Agreement.*
  10.2   [Omitted.]
  10.3   Form of Founders Agreement with respect to New United.*
  10.4   Form of Founders Agreement with respect to United.*
  10.5 Form of Stockholders Agreement (attached as Exhibit 7.7 to the Merger Agreement).*
  10.6   Form of Voting Agreement (attached as Exhibit 7.8 to the
         Merger Agreement).*
  10.7   Form of Agreement regarding Old United (attached as Exhibit
         7.9 to the Merger Agreement).*
  10.8   Form of New United Covenant Agreement (attached as Exhibit
         7.9(A) to the Merger Agreement).*
  10.9 Form of Standstill Agreement (attached as Exhibit 7.10 to the Merger Agreement).*
  10.10  Form of Registration Rights Agreement.*
  10.11  Form of Exchange Agreement.*
  10.12  Loan Agreement dated as of May 25, 2001, among Belmarken
         Holding B.V. and UPC as obligors and UPC Internet Holding
         B.V. as guarantor and Liberty-Belmarken, Inc. as Lender.(2)
  10.13 Registration Rights Agreement dated as of May 25, 2001, between UPC and Liberty-Belmarken, Inc.(2)
  10.14 1993 Stock Option Plan of United, amended and restated effective June 1, 2001.*
  10.15  Amendment to 1993 Stock Option Plan of United.*
  10.16  Stock Option Plan for Non-Employee Directors of United.(4)
  10.17 Stock Option Plan for Non-Employee Directors of United, effective March 20, 1998.(5)

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
  10.18  Amendment to Stock Option Plan for Non-Employee Directors of
         United, effective March 20, 1998.*
  10.19  Euro 4.0 billion Senior Secured Credit Facility for UPC
         Distribution Holding B.V. and UPC Financing Partnership,
         dated October 26, 2000, with Chase Manhattan Bank and
         Toronto Dominion Bank.(6)
  10.20  Credit Agreement dated as of April 28, 1999, among UIH Chile
         Holding S.A., the subsidiary guarantors named therein,
         Toronto Dominion (Texas), Inc., TD Securities (USA), Inc.
         and Citibank, N.A.(3)
  10.21  Promise Agreement entered into as of October 15, 1998, among
         UIH Latin America, Inc., VTR S.A. and Compania Nacional de
         Telefonos, Telefonica del Sur S.A.(3)
  10.22  Amended and Restated Securities Purchase and Conversion
         Agreement dated as of December 1, 1997, by and among Philip
         Media B.V., Philips Media Network B.V., UnitedGlobalCom,
         Inc., Joint Venture, Inc. and United and Philips
         Communications B.V.(9)
  10.23  Share Exchange Agreement, dated as of March 9, 2000, by and between UPC and the shareholders named therein.(10)
  10.24  Share Purchase Agreement between the Sellers represented by
         EQT Scandinavia Limited and UPC.(6)
  10.25  Share Purchase Agreement, dated February 2, 2000, among
         Eneco Wed-Activiteiten B.V., N.V. Eneco, UPC Nederland N.V.,
         Belmarken Holding B.V. and UPC.(11)
  10.26  Consulting Agreement dated June 1, 1995, between United and
         Mark L. Schneider.(12)
  10.27  Replacement Promissory Note (Purpose Credit) dated November
         22, 2000 of John F. Riordan in favor of United International
         Properties, Inc. ("UIPI").(13)
  10.28  Replacement Promissory Note (Non-Purpose Credit) dated
         November 22, 2000 of John F. Riordan in favor of UIPI.(13)
  10.29  Promissory Note (Non-Purpose Credit) dated January 29, 2001 of John F. Riordan in favor of UIPI.(13)
  10.30  Promissory Note (Non-Purpose Credit) dated April 4, 2001 of
         John F. Riordan in favor of UIPI.(13)
  10.31  Letter Agreement (Purpose Credit) dated May 16, 2001 among
         United, UIPI and John F. Riordan.(13)
  10.32  Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among United, UIPI and John F. Riordan.(13)
  10.33  Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, Austar United and John F. Riordan.(13)
  10.34  Letter Agreement (Purpose Credit) dated May 16, 2001 among
         UIPI, UPC and John F. Riordan.(13)
  10.35  Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, UPC and John F. Riordan.(13)
  10.36  Letter Agreement (Purpose Credit) dated May 16, 2001 among
         UIPI, chello broadband and John F. Riordan.(13)
  10.37  Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, chello broadband and John F. Riordan.(13)
  10.38  Replacement Promissory Note (Purpose Credit) dated November
         22, 2000 of Mark L. Schneider in favor of UIPI.(13)
  10.39  Replacement Promissory Note (Purpose Credit) dated December
         21, 2000 of Mark L. Schneider in favor of UIPI.(13)
  10.40  Replacement Promissory Note (Purpose Credit) dated November
         22, 2000 of The MLS Family Partnership LLLP in favor of
         UIPI.(13)
  10.41  Replacement Promissory Note (Purpose Credit) dated December
         21, 2000 of The MLS Family Partnership LLLP in favor of
         UIPI.(13)
  10.42  Replacement Guaranty for Purpose Credit dated November 22,
         2000 of Mark L. Schneider in favor of UIPI with respect to
         The MLS Family Partnership LLLP November 22, 2000 Promissory
         Note (Purpose Credit).(13)

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
  10.43  Replacement Guaranty for Purpose Credit dated December 21,
         2000 of Mark L. Schneider in favor of UIPI with respect to
         The MLS Family Partnership LLLP December 21, 2000 Promissory
         Note (Purpose Credit).(13)
  10.44  Letter Agreement dated May 16, 2001 among the United, UIPI and Mark L. Schneider.(13)
  10.45  Letter Agreement dated May 16, 2001 among UIPI, UPC and Mark
         L. Schneider.(13)
  10.46  Letter Agreement dated May 16, 2001 among UIPI, chello broadband and Mark L. Schneider.(13)
  10.47  Promissory Note dated September 2, 1999 of Mark L. Schneider in favor of UIPI (unless previously filed with the SEC).(13)
  10.48  Loan Agreement dated September 2, 1999 by and between UIPI and Mark L. Schneider (unless previously filed with the
         SEC).(13)
  10.49  Replacement Promissory Note (Purpose Credit) dated November
         22, 2000 of Michael T. Fries in favor of UIPI.(13)
  10.50  Replacement Promissory Note (Purpose Credit) dated November
         22, 2000 of The Fries Family Partnership LLLP in favor of
         UIPI.(13)
  10.51  Replacement Promissory Note (Non-Purpose Credit) dated
         November 22, 2000 of The Fries Family Partnership LLLP in
         favor of UIPI.(13)
  10.52  Replacement Guaranty for Purpose Credit dated November 22,
         2000 of Michael T. Fries in favor of UIPI with respect to
         The Fries Family Partnership LLLP November 22, 2000
         Promissory Note (Purpose Credit).(13)
  10.53  Replacement Guaranty for Non-Purpose Credit dated November
         22, 2000 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP November 22, 2000
         Promissory Note (Non-Purpose Credit).(13)
  10.54  Replacement Promissory Note (Purpose Credit) dated December
         21, 2000 of Michael T. Fries in favor of UIPI.(13)
  10.55  Replacement Promissory Note (Purpose Credit) dated December
         21, 2000 of The Fries Family Partnership LLLP in favor of
         UIPI.(13)
  10.56  Replacement Promissory Note (Non-Purpose Credit) dated
         December 21, 2000 of The Fries Family Partnership LLLP in
         favor of UIPI.(13)
  10.57  Replacement Guaranty for Purpose Credit dated December 21,
         2000 of Michael T. Fries in favor of UIPI with respect to
         The Fries Family Partnership LLLP December 21, 2000
         Promissory Note (Purpose Credit).(13)
  10.58  Replacement Guaranty for Non-Purpose Credit dated December
         21, 2000 of Michael T. Fries in favor of UIPI with respect to The Fries Family Partnership LLLP December 21, 2000
         Promissory Note (Non-Purpose Credit).(13)
  10.59  Promissory Note (Purpose Credit) dated April 4, 2001 of The
         Fries Family Partnership LLLP in favor of UIPI.(13)
  10.60  Promissory Note (Non-Purpose Credit) dated April 4, 2001 of
         The Fries Family Partnership LLLP in favor of UIPI.(13)
  10.61  Guaranty for Purpose Credit dated April 4, 2001 of Michael
         T. Fries in favor of UIPI with respect to The Fries Family
         Partnership LLLP April 4, 2001 Promissory Note (Purpose
         Credit).(13)
  10.62  Guaranty for Non-Purpose Credit dated April 4, 2001 of
         Michael T. Fries in favor of UIPI with respect to The Fries
         Family Partnership LLLP April 4, 2001 Promissory Note
         (Non-Purpose Credit).(13)
  10.63  Promissory Note (Purpose Credit) dated June 25, 2001 of
         Michael T. Fries in favor of UIPI.(13)
  10.64  Promissory Note (Purpose Credit) dated June 25, 2001 of The
         Fries Family Partnership LLLP in favor of UIPI.(13)
  10.65  Promissory Note (Non-Purpose Credit) dated June 25, 2001 of
         The Fries Family Partnership LLLP in favor of UIPI.(13)
  10.66  Letter Agreement (Purpose Credit) dated May 16, 2001 among
         United, UIPI and Michael T. Fries.(13)
  10.67  Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among United, UIPI and Michael T. Fries.(13)

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
  10.68  Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, UPC and Michael T. Fries.(13)
  10.69  Letter Agreement (Non-Purpose Credit) dated May 16, among
         UIPI, chello broadband and Michael T. Fries.(13)
  10.70  Letter Agreement (Non-Purpose Credit) dated May 16, 2001 among UIPI, Austar United and Michael T. Fries.(13)
  10.71  Letter Agreement (Purpose Credit) dated June 25, 2001 among
         United, UIPI, New United, Michael T. Fries and The Fries
         Family Partnership LLLP.(13)
  23.1   The consent of Holme Roberts & Owen LLP is included as part of Exhibit 5.1.*
  23.2   Consent of Independent Public Accountants -- Arthur Andersen
         LLP (New United).*
  23.3   Consent of Independent Public Accountants -- Arthur Andersen
         LLP (United).*
  99.1   Proxy Card for United Class A common stock.*
  99.2   Proxy Card for United Class B common stock.*

---------------

  * Previously filed.

 (1) Incorporated by reference from United's Form S-4 filed on March 3, 1998 (File No. 333-47245).

 (2) Incorporated by reference from UPC's Form 8-K dated May 29, 2001. (File No. 000-25365).

 (3) Incorporated by reference from United's Form 8-K dated April 29, 1999 (File No. 000-21974).

 (4) Incorporated by reference from Amendment No. 2 to United's Registration Statement on Form S-1 filed with the Commission on July 19, 1993 (File No. 33-61376).

 (5) Incorporated by reference from United's Form 10-K for the year ended December 31, 1999 (File No. 000-21974).

 (6) Incorporated by reference from UPC's Report on Form 10-Q for the quarter ended September 30, 2000 (File No. 000-25365).

 (7) Incorporated by reference from UPC's Report on Form 10-Q for the quarter ended September 30, 1999 (File No. 000-25365).

 (8) Incorporated by reference from UPC's Form 10-K for the year ended December 31, 1999 (File No. 000-25365).

 (9) Incorporated by reference from United's Form 8-K dated December 11, 1997 (File No. 000-21974).

(10) Incorporated by reference from UPC's Form 8-K dated March 9, 2000 (File No. 000-25365).

(11) Incorporated by reference from UPC's Form 8-K dated February 3, 2000 (File No. 000-25365).

(12) Incorporated by reference from Amendment No. 6 to UPC's Registration Statement on Form S-1 dated February 4, 1999 (File No. 333-67895).

(13) Incorporated by reference from United's Form 10-Q for the quarter ended June 30, 2001 (File No. 000-21974).